SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

This Seventh Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of October 24, 2008 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN  37027.

RECITALS:

A.           Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000 (the “Master Lease”), as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001 (the “First Amendment”), a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005 (the “Second Amendment”), a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006 (the “Third Amendment”), a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007 (the “Fourth Amendment”), a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007 (the “Fifth Amendment”), and a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008 (the “Sixth Amendment”) (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.

B.           Lessee and Lessor desire to amend certain terms used and set forth in the Sixth Amendment and to provide Lessor and Lessee with certain additional rights and options under the Sixth Amendment with respect to the Paris Facility described therein.

NOW THEREFORE, the parties agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease.  From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.

(b) The following definitions defined in Section 1(b) of the Sixth Amendment are hereby amended in their entirety and restated as follows:

“Maximum Funded Amount” means Seven Million Nine Hundred Thirty-Four Thousand Five Hundred Fifty-Five and No/100 Dollars ($7,934,555.00).

“Paris Cash Flow”:  For any period, the sum of (a) Net Income of Lessee arising solely from the operation of the Paris Facility for the applicable period, and (b) the amounts deducted in computing Lessee’s Net Income for the period for (i) the provision for self-insured, professional and general liability, (ii) depreciation, (iii) amortization, (iv) Paris Base Rent, (v) interest (including payments in the nature of interest under Capitalized Leases and interest on any Purchase Money Financing for personal property used in connection with the Paris Facility), (vi) income taxes (or, if greater, income tax actually paid during the period attributable to the Paris Facility), and (vii) management fees payable in connection with the Paris Facility, and less (c) an imputed management fee equal to five percent (5%) of Gross Revenues for the Paris Facility, and less (d) the Cash Cost of Self-Insured Professional and General Liability attributable to the Paris Facility.  The Cash Cost of Self-Insured Professional and General Liability shall mean:  For any period, the average total per bed cash expenditure associated with professional and general liability related settlements, judgments, legal fees or administration for skilled nursing facilities in the State of Texas as from time to time estimated and published by Aon Risk Consultants, or its successors, for the American Health Care Association, multiplied by the average number of occupied beds in the Paris Facility.

(c) The following new definitions are hereby added to Section 1(b) of the Sixth Amendment:

“Initial Rent Coverage Determination Date” shall mean the date that is the first day of the first calendar month immediately following the expiration of the first eighteen (18) months after the In Service Date.

“Rent Coverage Determination Date” shall mean and include the Initial Rent Coverage Determination Date and the first day of each successive calendar month thereafter.

2. Amendments to Certain Schedules Attached to the Sixth Amendment.  Schedule 1, Construction Budget, attached to the Sixth Amendment is amended in its entirety and replaced with Schedule 1, Construction Budget, attached to this Amendment.

3. Amendments to Certain provisions of Existing Master Lease.  Section 2 of the Sixth Amendment is hereby amended in its entirety and restated as follows:

“2.           Paris Base Rent; Rent Reset; Termination Options; a “Texas Facility”; Delay.

(a) Paris Base Rent Commencement Date.  Commencing as of the Paris Base Rent Commencement Date, Lessee shall pay the Paris Base Rent pursuant to the terms and conditions of Article III of the Master Lease.  Notwithstanding the commencement of payment of the Paris Base Rent by Lessee, in the event that the construction of the Paris Facility has not been completed and the Maximum Funded amount has not been advanced by the Paris Rent Commencement Date, Lessor shall continue to make further advances of the Funded Amount, up to but not exceeding the Maximum Funded Amount, on or after the Paris Base Rent Commencement Date in accordance with the terms of this Amendment.

(b) Paris Base Rent Reset.  If Lessee has not elected to terminate the Master Lease as to the Paris Facility pursuant to sub-section (c) below, and subject to sub-section (e), below, as soon as reasonably possible after the fifth anniversary of the Paris Base Rent Commencement Date, Lessor and Lessee shall calculate the Paris Formula Rent.  If the Paris Formula Rent is greater than the Paris Scheduled Rent, then the Paris Base Rent shall be reset to the Paris Formula Rent effective as of the Paris Rent Reset Date.

(c) Lessee’s Paris Termination Option.  Subject to sub-section (e), below, pursuant to written notice (“Lessee’s Paris Termination Notice”) delivered by Lessee to Lessor not more than thirty (30) days prior to, nor later than, the fifth anniversary of the Paris Base Rent Commencement Date (“Lessee’s Paris Termination Period”), Lessee may elect to terminate the Master Lease as to the Paris Facility only.  After delivery of the Paris Termination Notice, this Lease shall be terminated as to the Paris Facility only, effective on the earlier of (i) a date set by written notice given by Lessor at least thirty (30) days prior to the effective date, and (ii) the first day of the sixth month after fifth anniversary of the Paris Base Rent Commencement Date (the “Lessee Paris Termination Date”).  If Lessee’s Paris Termination Notice is delivered, then Lessee shall have no further obligation to pay Paris Base Rent for periods from and after the Lessee Paris Termination Date.

(d) Lessor’s Paris Termination Option.  As soon as reasonably possible after the Initial Rent Coverage Determination Date and, subject to sub-section (e), below, each subsequent Rent Coverage Determination Date thereafter occurring up to but not later than the date that is thirty (30) days prior to the commencement of Lessee’s Paris Termination Period, Lessor and Lessee shall calculate the Paris Cash Flow for the six (6) month period ending immediately prior to such Rent Coverage Determination Date.  In the event that the average annual Paris Cash Flow as determined, on a rolling basis, for the six (6) month period ending immediately prior to any such Rent Coverage Determination Date is less than the Paris Base Rent multiplied by 1.2 (the “Minimum Rent Coverage”), then Lessor may elect to terminate the Master Lease as to the Paris Facility only.  Such election shall be made by delivery of written notice (“Lessor’s Paris Termination Notice”) to Lessee not more than thirty (30) days after the determination by Lessor and Lessee of the Paris Cash Flow for the Rent Coverage Determination Date in question (but, as to the final such Rent Coverage Determination Date, prior to the commencement of Lessee’s Paris Termination Period).  Upon delivery of Lessor’s Paris Termination Notice, the Master Lease shall be terminated as to the Paris Facility only, effective on the earlier of (i) a date set by written notice given by Lessor at least thirty (30) days prior to the effective date and (ii) the first day of the sixth calendar month after the date of Lessor’s Paris Termination Notice (“Lessor’s Paris Termination Date”).  If Lessor’s Paris Termination Notice is delivered, then Lessee shall have no further obligation to pay Paris Base Rent for periods from and after Lessor’s Paris Termination Date.

(e) Elimination of Termination by Lessee or Lessor and Rent Reset.  If for any Rent Coverage Determination Date occurring up to but not later than thirty (30) days prior to the commencement of Lessee’s Paris Termination Period, the average annual Paris Cash Flow as determined, on a rolling basis, for the six (6) month period ending immediately prior to such Rent Coverage Determination Date is more than the Paris Base Rent multiplied by 1.3 (the “Maximum Rent Coverage”) then: (i) the right of the Lessee to terminate the Master Lease as to the Paris Facility provided for in sub-section (c), above, shall automatically terminate and be of no further force and effect, (ii) the right of the Lessor to terminate the Master Lease provided for in sub-section (d), above, shall automatically terminate and be of no further force and effect, and (iii) the Paris Base Rent reset provisions set forth in sub-section (b), above, shall automatically terminate and be of no further force and effect.  In such event, Lessee shall not have the right to elect to terminate the Master Lease on the fifth anniversary of the Paris Base Rent Commencement Date as provided in sub-section (e), above, Lessor shall no longer have the right to elect to terminate the Master Lease due to the failure of Lessee to achieve the Minimum Rent Coverage as provided in sub-section (d), above, and there shall be no resetting of the Paris Base Rent to the Paris Formula Rent after the fifth anniversary of the Paris Base Rent Commencement Date as provided in sub-section (b), above.  Thereafter, the defined terms “Paris Formula Rent” and “Paris Rent Reset Date” and the provisions of sub-section (a)(4) of the defined term “Paris Base Rent” regarding adjustment of the Paris Base Rent to the Paris Formula Rent shall have no further force and effect and shall be deleted from Section 1 of the Sixth Amendment.

(f) Texas Facility.  For all purposes under this Lease other than the calculation of Base Rent, the Paris Facility shall constitute a Texas Facility.

(g) Delay.  In the event that Lessee is unable to obtain completion of the Paris Facility as described in Section 6(a) below by the Target Completion Date due to an Event of Force Majeure or Lessor Delay, then the Target Completion Date and the Paris Base Rent Commencement Date shall each be extended by one (1) day for each one (1) day of delay in the completion of the Paris Facility caused by such Event of Force Majeure or Lessor Delay.  For purposes of this Amendment, the term “Lessor Delay” shall mean any delay in achieving completion of the Paris Facility as described in Section 6(a) below arising solely and directly as a result of:

(i) Lessor’s failure to furnish any information or documents in accordance with this Amendment and the continuation of such failure after the receipt of written notice from Lessee to Lessor, to the extent such failure causes a delay in completion;

(ii) Lessor’s failure or delay in giving approval or consent (or comments or corrections) where Lessor’s approval or consent (or comments or corrections), as applicable, is required herein and has been requested in writing by Lessee, to the extent such failure or delay causes a delay in completion; and

(iii) Lessor’s failure to perform or comply with its obligations under this Amendment and the continuation of such failure after the receipt of written notice from Lessee to Lessor, to the extent such failure causes a delay.”

4. Representations and Warranties of Lessee.  Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.

5. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

7. Enforceability.  Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.

[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

Signature Page to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSOR:

STERLING ACQUISITION CORP.,
a Kentucky corporation

By:/s/ Taylor Picket
Name: Taylor Pickett
Title:   Chief Executive Officer

STATE OF MARYLAND                                           )

COUNTY OF BALTIMORE                                         )

This instrument was acknowledged before me on the 23rd day of October, 2008, by Taylor Pickett, the CEO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

Judith A. Jacobs
Notary Public, Baltimore County, MD
My commission expires:  May 12, 2012

Signature Page  of 2

Signature Page to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSEE:

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By:/s/ Glynn Riddle
Name: Glynn Riddle
Title:    EVP and CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                               )

This instrument was acknowledged before me on the 31st day of October, 2008, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/24/2010

                                                                Signature Page  of 2

Acknowledgment to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

The undersigned hereby consent to the transactions contemplated by this Seventh Amendment to Consolidated Amended and Restated Master Lease (the “Seventh Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the  Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Seventh Amendment.

ADVOCAT, INC. a Delaware corporation

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 31st day of October, 2008, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

Acknowledgment Page  of 5

Acknowledgment to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO.,
a Tennessee corporation

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 31st day of October, 2008, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO.,  a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                             Acknowledgment Page  of 5

Acknowledgment to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC.,
a Delaware corporation

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 31st day of October, 2008, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                                Acknowledgment Page  of 5

Acknowledgment to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE
MANAGEMENT, INC., a Kentucky corporation

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 31st day of October, 2008, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                               Acknowledgment Page  of 5

Acknowledgment to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

DIVERSICARE BALLINGER, LLC
DIVERSICARE DOCTORS, LLC
DIVERSICARE ESTATES, LLC
DIVERSICARE HUMBLE, LLC
DIVERSICARE KATY, LLC
DIVERSICARE NORMANDY TERRACE, LLC
DIVERSICARE TREEMONT, LLC

BY:           DIVERSICARE TEXAS I, LLC,
its sole member

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 31st day of October, 2008, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, and DIVERSICARE TREEMONT, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                                     Acknowledgment Page  of 5

Exhibit and Schedules to
SEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

SCHEDULE 1

Revised Construction Budget

[Attached]

                                                                   Schedule 1 – Page  of 1

NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

This Ninth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of May 5, 2009 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN  37027.

RECITALS:

A.           Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000 (the “Master Lease”), as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001 (the “First Amendment”), a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005 (the “Second Amendment”), a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006 (the “Third Amendment”), a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007 (the “Fourth Amendment”), a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007 (the “Fifth Amendment”), a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008 (the “Sixth Amendment”), a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008, and an Eighth Amendment to Consolidated Amended and Restated Master Lease dated as of March 31, 2009 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.

B.           Lessee has requested that Lessor to make available to Lessee additional capital improvements funds in the amount of Five Million Dollars ($5,000,000), and Lessor desires to do so on the terms and conditions of this Amendment.

NOW THEREFORE, the parties agree as follows:

1. Definitions.  Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease.  From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.

2. Tenant Improvement Allowance.  Pursuant to the Second Amendment, Lessor made available to Lessee an Improvement Allowance of Five Million Dollars ($5,000,000).  Pursuant to the Third Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee.  Lessor hereby makes available to Lessee an additional improvement allowance equal to Five Million Dollars ($5,000,000) to be used for certain capital improvements to the Facilities.  Such additional improvement allowance shall be used only for completion of capital improvements to the Facilities which shall be approved and constructed in accordance with the terms and provisions of Paragraph 2 of the Second Amendment.  The term “Capital Improvements” as and where used in Paragraph 2 of the Second Amendment shall be deemed to include such capital improvements.  The additional improvement allowance shall be requested and disbursed in accordance with the provisions of Paragraph 3 of the Second Amendment.  The term “Improvement Allowance”, as and where used in Paragraph 3 of the Second Amendment, shall be deemed to include and refer to the additional improvement allowance provided for in this paragraph, except that such additional improvement allowance shall be available for Capital Improvements completed on or before December 31, 2010 and the final request for disbursement shall be no later than March 31, 2011.  The annual Base Rent payable under the Existing Master Lease shall be increased by the Improvement Allowance Adjustment Amount for each disbursement of such additional improvement allowance as provided in Paragraph 4 of the Second Amendment.  In the event Lessor fails to pay Lessee any installment request for the additional improvement allowance as provided in Paragraph 3 of the Second Amendment, Lessee shall have the rights and remedies provided in Paragraph 4 of the Second Amendment and the provisions of Paragraph 4 of the Second Amendment shall apply to Lessee’s exercise of such rights and remedies.

3. Representations and Warranties of Lessee.  Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.

4. Expenses of Lender. Lessee shall pay all reasonable expenses of Lessor incurred in connection with this Amendment, including reasonable attorneys fees and expenses.

5. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

7. Enforceability.  Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.

[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

Signature Page to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSOR:

STERLING ACQUISITION CORP.,
a Kentucky corporation

By:/s/ Daniel J. Booth
Name: Daniel J. Booth
Title:   Chief Operating Officer

STATE OF MARYLAND                                           )

COUNTY OF BALTIMORE                                        )

This instrument was acknowledged before me on the 5th day of May, 2009, by Daniel J. Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

Judith A. Jacobs
Notary Public, Baltimore County, MD
My commission expires:  May 12, 2012

Signature Page  of 2

Signature Page to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSEE:

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By:/s/ Glynn Riddle
Name: Glynn Riddle
Title:    EVP and CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

This instrument was acknowledged before me on the 5th day of May, 2009, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My commission expires: 07/25/09

                                                                         Signature Page  of 2

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

The undersigned hereby consent to the transactions contemplated by this Ninth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the  Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.

ADVOCAT, INC. a Delaware corporation

By:           /s/ Glynn Riddle
Name:        Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Brenda Wimsatt
Notary Public, Tenn. County, Williamson
My Commission Expires: 07/25/09

                                                                  Acknowledgement Page  of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO.,
a Tennessee corporation

By:           /s/ Glynn Riddle
Name:        Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO.,  a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Brenda Wimsatt
Notary Public, Tenn. County,  Williamson
My Commission Expires: 07/25/09

                                                              Acknowledgement Page  of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC.,
a Delaware corporation

By:           /s/ Glynn Riddle
Name:        Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Brenda Wimsatt
Notary Public, Tenn. County,  Williamson
My Commission Expires: 07/25/09

                                                           Acknowledgement Page  of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE
MANAGEMENT, INC., a Kentucky corporation

By:           /s/ Glynn Riddle
Name:         Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Brenda Wimsatt
Notary Public, Tenn. County,  Williamson
My Commission Expires: 07/25/09

                                                              Acknowledgement Page  of 5

Acknowledgment to
NINTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC

By:           /s/ Glynn Riddle
Name:        Glynn Riddle
Title:           EVP & CFO

DIVERSICARE BALLINGER, LLC
DIVERSICARE DOCTORS, LLC
DIVERSICARE ESTATES, LLC
DIVERSICARE HUMBLE, LLC
DIVERSICARE KATY, LLC
DIVERSICARE NORMANDY TERRACE, LLC
DIVERSICARE TREEMONT, LLC

BY:           DIVERSICARE TEXAS I, LLC,
its sole member

By:           /s/ Glynn Riddle
Name:         Glynn Riddle
Title:           EVP & CFO

STATE OF TENNESSEE                                                      )

COUNTY OF WILLIAMSON                                              )

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, and DIVERSICARE TREEMONT, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

Brenda Wimsatt
Notary Public, Tenn. County,  Williamson
My Commission Expires: 07/25/09

                                                              Acknowledgement Page  of 5

TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

This Tenth Amendment to Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of September 8, 2009 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN  37027.

RECITALS:

A.           Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000, as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001, a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005, a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006, a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007, a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007, a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008 (the “Sixth Amendment”), a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008, an Eighth Amendment to Consolidated Amended and Restated Master Lease dated as of March 31, 2009, and a Ninth Amendment to Consolidated Amended and Restated Master Lease dated as of May 5, 2009 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.

B.           Pursuant to the Sixth Amendment, Lessor and Lessee agreed to construct the Paris Facility on the Paris Land and for Lessee to lease the Paris Facility from Lessor pursuant to the Existing Master Lease.

 C.           Lessor and Lessee desire to confirm the Paris Base Rent Commencement Date and the Initial Paris Base Rent and to amend the Existing Master Lease to permit certain additional advances of the Funded Amount with respect to the Paris Facility after the Paris Base Rent Commencement date, all on the terms and conditions of this Amendment.

NOW THEREFORE, the parties agree as follows:

1. Definitions.  Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

2. Paris Base Rent Commencement Date.  Lessor and Lessee hereby confirm that the Paris Base Rent Commencement Date is August 15, 2009.

3. Initial Paris Base Rent.

(a)           Effective as of August 15, 2009, Lessor and Lessee hereby confirm that the Initial Paris Base Rent (which is an annual amount) is Five Hundred Seventy Five Thousand Six Hundred Thirty Three and 13/100 Dollars ($575,633.13).

(b)           Effective as of September 15, 2009, Lessor and Lessee hereby confirm that the Initial Paris Base Rent (which is an annual amount) will be increased to Six Hundred Seventy Two Thousand Three Hundred Twenty and 61/100 Dollars ($672,320.61).

(c)           Notwithstanding the provisions of Section 2(a) of the Sixth Amendment, but subject to all of the other terms and provisions of the Existing Master Lease, Lessor shall make advances of the Funded Amount after the Paris Base Rent Commencement Date with regard to: (1) services performed at, and goods delivered to, the Paris Facility prior to the Paris Base Rent Commencement Date, (2) delivery of the “as built” survey of the Paris Facility, (3) delivery of endorsements to Lessor’s Owners Title Policy, (4) Lessor’s legal fees and expenses, and (5) the State Surveyor Items (defined below); provided, however, that Lessee may, at its option, pay directly for items (2), (3), and (4).  Any such advances of the Funded Amount shall result in an increase in the Initial Paris Base Rent effective as of the first day of the next month after each such advance pursuant to the formula contained in the Sixth Amendment.   The amount of the Initial Paris Base Rent after all such advances have been made shall be used in calculating the Paris Base Rent for the 12 month period commencing on the first anniversary of the Paris Base Rent Commencement Date.  Except as provided in this Section 3(c) of this Amendment, Lessor and Lessee hereby confirm that Lessor has no further obligation to make further advances of the Funded Amount on or after the date of this Amendment.

(d)           As used in this Amendment, the “State Surveyor Items” mean (1) Sod hill at back of Paris Facility to stop erosion, (2) Three 2'x4' benches for main showers, and (3) two additional sidewalks, and (4) such other minor items as may be required by the State in connection with the initial licensing of the Paris Facility.

4. Certification by Lessee.  Pursuant to Section 7(a)(ii) of the Sixth Amendment, Lessee hereby certifies to Lessor that, as of the date of this Certificate, no Event of Default exists under the Master Lease or any of the Transaction Documents, all representations and warranties set forth in the Master Lease and all of the other Transaction Documents are accurate and complete, and there are no actions, suits or proceedings pending, or to the knowledge of Lessee, threatened or involving (or that could involve) Lessee, the Paris Sublessee or all or any part of the Facilities and that could impair the Facilities or the ability of Lessee and the Paris Sublessee to perform under this Amendment or any of the other Transaction Documents.

5. Representations and Warranties of Lessee.  Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected; and (iii) the Paris Sublessee has acquired all Licenses needed to operate the Paris Facility for its Primary Intended Use.

6. Expenses of Lessor. Lessee shall pay all reasonable expenses of Lessor incurred in connection with this Amendment, including reasonable attorneys fees and expenses.

7. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

8. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

9. Enforceability.  Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.

[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

Signature Page to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

LESSOR:

STERLING ACQUISITION CORP.,
a Kentucky corporation

By:/s/ Daniel J. Booth
Name: Daniel J. Booth
Title:   Chief Operating Officer

STATE OF MARYLAND          )

COUNTY OF BALTIMORE      )

This instrument was acknowledged before me on the 3rd day of September, 2009, by Daniel J. Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

Judith A. Jacobs
Notary Public, Baltimore County, MD
My commission expires:  May 12, 2012

Signature Page  of 2

Signature Page to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

LESSEE:

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By:/s/ Glynn Riddle
Name: Glynn Riddle
Title:   EVP and CFO

STATE OF TENNESSEE             )

COUNTY OF WILLIAMSON     )

This instrument was acknowledged before me on the 2nd day of September, 2009, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/24/2010

                                                                            Signature Page  of 2

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

The undersigned hereby consent to the transactions contemplated by this Tenth Amendment to Consolidated Amended and Restated Master Lease (the “Tenth Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the  Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Tenth Amendment.

ADVOCAT, INC. a Delaware corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:         EVP & CFO

STATE OF TENNESSEE             )

COUNTY OF WILLIAMSON     )

The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                                   Acknowledgement Page  of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO.,
a Tennessee corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:        EVP & CFO

STATE OF TENNESSEE              )

COUNTY OF WILLIAMSON      )

The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO.,  a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                                     Acknowledgement Page  of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC.,
a Delaware corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:         EVP & CFO

STATE OF TENNESSEE                  )

COUNTY OF WILLIAMSON          )

The foregoing instrument was acknowledged before me this 2nd_ day of September, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                                  Acknowledgement Page  of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE
MANAGEMENT, INC., a Kentucky corporation

By:/s/ Glynn Riddle
Name: Glynn Riddle
Title:   EVP & CFO

STATE OF TENNESSEE             )

COUNTY OF WILLIAMSON     )

The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County,  Williamson
My Commission Expires: 1/24/2010

                                                                        Acknowledgement Page  of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC

By:           /s/ Glynn Riddle
Name:           Glynn Riddle
Title:           EVP & CFO

DIVERSICARE BALLINGER, LLC
DIVERSICARE DOCTORS, LLC
DIVERSICARE ESTATES, LLC
DIVERSICARE HUMBLE, LLC
DIVERSICARE KATY, LLC
DIVERSICARE NORMANDY TERRACE, LLC
DIVERSICARE TREEMONT, LLC
DIVERSICARE PARIS, LLC

BY:           DIVERSICARE TEXAS I, LLC,
its sole member

By:           /s/ Glynn Riddle
Name:      Glynn Riddle
Title:        EVP & CFO

STATE OF TENNESSEE                    )

COUNTY OF WILLIAMSON            )

The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, DIVERSICARE TREEMONT, LLC, and DIVERSICARE PARIS, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires: 1/24/2010

                                                                          Acknowledgement Page  of 5